Summary Prospectus
Ticker Symbol: JORDX | April 30, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.jordanopportunity.com/prospectus.html. You may also obtain this information at no cost by calling 1-800-441-7013.  The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
Jordan Opportunity Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.50%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.51%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s total annual fund operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests in companies that Hellman, Jordan Management Co., Inc. (the “Sub-Adviser”) believes are experiencing or will experience earnings growth.  The Fund generally invests primarily in a diversified portfolio of publicly traded stocks of U.S. companies irrespective of market capitalization size.  At any given time, the Fund may have more than 25% of its assets in any one of the following sectors—consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology or telecommunications services.  The Fund may invest up to 50% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”).  The Fund may invest from time to time in emerging markets through ADRs.

The Fund will not invest more than 35% of its total assets in debt securities such as government or corporate bonds, including direct and indirect obligations of the U.S. Government.  As part of its holdings in fixed-income securities, the Fund may also invest up to 25% of its assets in non-investment grade debt securities of U.S. issuers, otherwise known as “high-yield” or “junk” bonds.”  The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices.  The Fund may also sell options purchased and write “covered” call options.

The Sub-Adviser may sell a stock if:  (1) it subsequently fails to meet the Sub-Adviser’s initial investment criteria; (2) a more attractively priced company is found or if funds are needed for other purposes; (3) it becomes overvalued relative to the long-term expectation for the stock price; or (4) views change of the individual holdings as well as the general market.  The Sub-Adviser actively trades the Fund’s portfolio.

Principal Risks of Investing in the Fund
There is a risk that you could lose all or a portion of your investment in the Fund.  The principal risks of an investment in the Fund include:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time;

•	Management Risk: The portfolio manager’s judgment as to the growth potential or value of a stock proves to be wrong;

•	Company Risk: The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio;

•
Small and Medium Company Risk:  Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges;

•
Foreign and Emerging Markets Risk:  Foreign securities, including ADRs, involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets; these risks are greater in emerging markets;

•
Sector-Focus Risk:  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector;

•
Debt/Fixed Income Securities Risk:    The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities.  Securities rated below investment grade are subject to greater risk of loss of your money than higher rated securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline;

•
Non-Investment Grade Debt Securities Risk:  The issuers of fixed income securities, particularly non-investment grade, otherwise known as “high-yield” or “junk” bonds, held by the Fund, may fail to make timely payments of interest or principal, or may stop making such payments all together;

•	Derivatives Risk: Purchasing options can be riskier than many investment strategies and may result in greater volatility for the Fund; and

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

Performance Information
The following chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s returns compare to a broad measure of market performance.  Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available on the Fund’s website at www.jordx.com.

Effective April 30, 2009, the Jordan Opportunity Fund, a series of Forum Funds (“Predecessor Fund”), reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to May 1, 2009 is that of the Predecessor Fund.  In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Predecessor Fund.  The performance shown below for periods prior to January 2005 is that of the limited partnership.

For periods ended December 31,

Best Quarter	Q2 2009	25.41%
Worst Quarter	Q4 2008	-26.01%

Average Annual Total Returns for the period ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes	29.65%	17.63%	9.14%
Return After Taxes on Distributions	29.59%	17.61%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	16.78%	14.33%	7.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser
Windowpane Advisors, L.L.C.
Sub-Adviser
Hellman, Jordan Management Co., Inc.
Portfolio Manager, Title/Managed Since
Gerald Reid Jordan, President and Senior Portfolio Manager / 2001

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request via mail (Jordan Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1-800-441-7013 (toll free).  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts in the Fund are as follows:

Account Types	To Open Your Account	To Add to Your Account
Standard Accounts	$10,000	$500
Traditional and Roth IRA Accounts	$2,000	$500
Accounts with Systematic Investment Plans	$5,000	$250

Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.